                                   [GRAPHIC]


                                                  Smith Barney
                                   [GRAPHIC]      Appreciation
                                                  Fund Inc.

                                                  ------------------------------
                                                  ANNUAL REPORT
                                                  ------------------------------

                                                  December 31, 1996


                                          [LOGO]  Smith Barney Mutual Funds
                                                  Investing in your future.
                                                  Every day.

Smith Barney
Appreciation Fund Inc.

================================================================================

The Smith Barney Appreciation Fund is for investors who want long-term appreciation of capital through investments primarily in stocks. The Fund invests in a strong core of growth stocks consisting primarily of blue chip companies that are dominant in their industries. The remainder of the portfolio is built with themes that the Fund's portfolio manager, Harry D. Cohen, believes will allow the Fund to take advantage of the prevailing market environment.

                                       NASDAQ
                                      SYMBOLS
                   Class A             SHAPX

                   Class B             SAPBX

                   Class C             SAPCX

Smith Barney Appreciation Fund's
Average Annual Total Returns*
--------------------------------------------------------------------------------
Inception Date      One-Year      Five-Year      Ten-Year        Since Inception
--------------------------------------------------------------------------------
Class A
3/10/70              19.25%         11.94%        13.34%             12.08%
--------------------------------------------------------------------------------
Class B
11/6/92              18.29%          N/A           N/A               12.93%
--------------------------------------------------------------------------------
Class C
2/4/93               18.34%          N/A           N/A               12.02%
--------------------------------------------------------------------------------

* Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges with respect to Class B and C shares, which would reduce the performance quoted.

================================================================================

"At Smith Barney Mutual Funds,
your investment needs come first.
Our goal is to deliver consistent                    [GRAPHIC]
and competitive returns over time
using a wide range of investment strategies."

                                                           JESSICA M. BIBLIOWICZ
                                                                      President,
                                             Smith Barney Appreciation Fund Inc.


--------------------------------------------------------------------------------
 WHAT'S INSIDE
--------------------------------------------------------------------------------

Shareholder Letter.......................................................... 1

An Interview with Portfolio Manager
Harry D. Cohen.............................................................. 3

Historical Performance...................................................... 4

Schedule of Investments..................................................... 8

Statement of Assets and Liabilities........................................ 13

Statement of Operations.................................................... 14

Statements of Changes in Net Assets........................................ 15

Notes to Financial Statements.............................................. 16

Financial Highlights....................................................... 19

Independent Auditors' Report............................................... 22

Tax Information............................................................ 23

--------------------------------------------------------------------------------
 Shareholder Letter
--------------------------------------------------------------------------------

[GRAPHIC]                     [GRAPHIC]

Heath B.                      Harry D.
Mclendon                      Cohen

Chairman and                  Vice President and
Chief Executive Officer       Investment Officer

Fellow Shareholder:

It is a pleasure to write to you as the Smith Barney Appreciation Fund enters its twenty-seventh year and we begin our nineteenth year of management of this Fund on behalf of shareholders. Once again, we take this opportunity to review the Fund's results this past year and to discuss how the Fund is positioned for 1997.

Coming out of a very strong 1995, our strategy was to position the Fund so that it had some downside protection, along with the potential for appreciation. For the year ended December 31, 1996, the Fund's Class A shares had a total return of 19.25%, trailing slightly the Standard & Poor's 500 Index, which gained 22.95% over the same time period.

In last year's annual letter, we expressed some caution coming off the terrific stock market of 1995. Clearly, our caution, which was expressed in the form of some cash reserves and the sale of some of our seemingly overpriced stocks, was misplaced. However, due to higher returns on the equity portion of the Fund's portfolio, we were able to provide shareholders with a good competitive return with lower levels of risk than the market as a whole. Our goal always has been to deliver consistent positive returns over the long term. We have sought to accomplish that objective over the past eighteen years by owning great companies, allowing them to compound earnings and dividend growth, and taking some money off the table when the market seemed euphoric. Core positions are maintained for very long periods of time, and positions in such stocks as Johnson & Johnson, Minnesota Mining and Manufacturing, Procter & Gamble and Wal-Mart have been represented in the Fund for well over a decade.

The rapid rise in interest rates in early 1996 had no negative impact on stock prices. In our view, this is attributable to two factors--rising productivity leading to sharp profit growth, and big inflows of money in the market as more and more people across the country decided to invest. With the exception of a brief dip in July, the stock market seemed to have a life of its own. Corporate earnings increased at a good pace, but the price investors were willing to pay for those earnings went up even faster. For some of our long-time holdings such as Coca-Cola, Microsoft and Gillette, stock prices went to levels we viewed as extreme, and some profits were taken. On the other hand, we did find stocks that seemed to offer compelling value. Allstate, for example, became the Fund's top position as its operations were strengthening rapidly and sharply, a fact that many investors were slow to notice. Other insurance stocks were selected for the Fund's portfolio as well, based on our perception that they were undervalued relative to their prospects. We believe that the insurance sector is undergoing a transformation similar to that experienced by the banking sector during the last two years. In short, it appears that companies are exiting low-return businesses and focusing on better capital management to enhance shareholder returns. In our view, Chubb and ITT Hartford Group are clear examples of this trend.

During the reporting period, energy stocks were and still remain prominent holdings of the Appreciation Fund. Our prediction a year ago of surprises on the upside for oil prices was on target and stocks such as Amoco, Mobil, Amerada Hess, Unocal and Royal Dutch began to rise as investors started to realize that


--------------------------------------------------------------------------------
Smith Barney Appreciation Fund Inc.                                            1
these energy stocks offered better-than-average dividends, lower-than-average valuations and improving fundamentals.

Healthcare companies continue to be a favorite long-term theme for the Fund, and the presence of Johnson & Johnson and Merck in its top-ten holdings attests to that fact. Earnings growth for many healthcare companies has continued in the mid-teens range driven primarily by new products. Technology has been trickier for us, and Intel has been our focus stock with smaller, but profitable, positions in Hewlett Packard, Texas Instruments and IBM. However, we have been underweighted in other areas of technology, based on our fears of rapid product obsolescence. Finally, our biggest disappointment of the year was AT&T, where despite a huge restructuring the company continues to face heavy competition in its core long-distance business.

--------------------------------------------------------------------------------

"At current levels of valuation, everything needs to continue to go right for stocks to advance materially, while not much needs to go wrong for prices to stumble."

--------------------------------------------------------------------------------

After many years of reminding investors of the wisdom of owning stocks, we are now in the peculiar position of being asked why we have cash reserves, since the stock market is obviously such a great place to be. In other words, people have asked us: "Why the caution over the past year, and especially now, when the U.S. economy is performing well?" It is not because we expect a recession (we do not); or that we expect inflation to surge (we do not); or that we expect interest rates to soar (we do not). Rather, we have remained cautious because the rise in the stock market over the past few years has discounted an awful lot of good news and leaves little margin for accidents or disappointments. At current levels of valuation, everything needs to continue to go right for stocks to advance materially, while not much needs to go wrong for prices to stumble.

In summary, we remain committed to the Ap pre ciation Fund's philosophy of putting the interests of our shareholders first. We will continue to try and provide reasonable returns by owning the best companies we can find, while building a cushion against the market volatility that has lately become so prevalent. In closing, we appreciate your support and will continue to work hard to help you achieve your financial goals.

Sincerely,



/s/ Heath B. McLendon                                   /s/ Harry D. Cohen

Heath B. McLendon                                       Harry D. Cohen
Chairman and                                            Vice President and
Chief Executive Officer                                 Investment Officer

January 24, 1997

--------------------------------------------------------------------------------
 Top Ten Holdings*                                             December 31, 1996
--------------------------------------------------------------------------------
  1. Eastman Kodak Co.                                                     3.50%
--------------------------------------------------------------------------------
  2. Allstate Corp.                                                        3.39
--------------------------------------------------------------------------------
  3. Amoco Corp.                                                           2.41
--------------------------------------------------------------------------------
  4. Mobil Corp.                                                           2.36
--------------------------------------------------------------------------------
  5. Chase Manhattan Corp.                                                 2.35
--------------------------------------------------------------------------------
  6. Merck & Co., Inc.                                                     2.26
--------------------------------------------------------------------------------
  7. Xerox Corp.                                                           2.07
--------------------------------------------------------------------------------
  8. General Electric Co.                                                  1.91
--------------------------------------------------------------------------------
  9. Intel Corp.                                                           1.87
--------------------------------------------------------------------------------
 10. Johnson & Johnson                                                     1.81
--------------------------------------------------------------------------------

* As a percentage of total investments.


--------------------------------------------------------------------------------
2                                             1996 Annual Report to Shareholders

--------------------------------------------------------------------------------
 An Interview with Portfolio Manager Harry D. Cohen
--------------------------------------------------------------------------------

Taking Advantage of
Long-Term Growth
Opportunities

Harry "Hersh" Cohen, Portfolio Manager of the Smith Barney Appreciation Fund, recently spoke with us and shared some insights regarding his investment style and his thoughts on the current state of the market. Mr. Cohen has been a manager of the Appreciation Fund since January 1979 and has been with Smith Barney since 1969. He received a B.A. degree from Case Western University and a Ph.D. in Psychology from Tufts University.

Hersh, how would you describe the Smith Barney
Appreciation Fund's investment approach?

Hersh: We seek to buy great American blue chip companies and hold on to them for the long term. Our strategy is to select companies with dominant market positions, global franchises, seasoned and respected management teams and excellent balance sheets. Because of their steadiness, these stocks can be comforting in periods of market excess. Our goal is to make money in an up market with less risk in a down market. We invest primarily in classic S&P 500 growth stocks, and around this core we invest in thematic plays and look for special situations such as restructuring candidates or undervalued companies that are more dependent on economic cycles.

One of the theme areas we have been bullish on for some time and that has helped the Fund's performance this past year has been the energy sector. We like select energy companies because of greater-than-expected global demand for oil and gas, continuing cost savings from restructuring and attractive relative valuations.

Hersh, with your more than twenty-five years in the securities business, it's clear your first love remains the stock market. But how has your degree in psychology influenced how you manage stocks?

Hersh: In my opinion, there are three factors that move the stock market--earnings, interest rates and psychology. I think my background in psychology has given me an advantage over the years in at least one of those areas and has made me somewhat skeptical whenever investors get too euphoric or too gloomy. In bull markets, we tend to be cautious. In bear markets (remember those?), we tend to find compelling stories overlooked by the exiting herd. While we strongly believe that Wall Street is a great place to be, as veteran market observers we like to remind investors that there will be potholes along the way. In our view, the key to successful stock investing is to stay diversified, remain patient and maintain a long-term perspective. The Appreciation Fund is designed for conservative, long-term investors who want exposure to stocks but want some downside protection in declining markets.

Hersh, many people are saying this stock market is different from those in the past. With valuations at historical extremes, how long do you think the current bull market can last?

Hersh: In many ways, this bull market is different in terms of longevity and high valuations. For example, this is the first bull market in history to have lasted six years without a downturn of at least 10% in the major indices. When you consider that market corrections have usually oc curred every two or three years, you can easily see why some people are saying this time is different.

With respect to valuations, many analysts interpret an S&P 500 dividend yield of 3% or less as a strong "sell" signal. With the S&P 500's current dividend yield at approximately 2.0% and many other traditional market measurements at historical highs, one could make the case that stocks have gotten too expensive and investors should be concerned. As massive inflows of money into stock funds continue and the longest bull market of the twentieth century thunders on, investors who think market corrections are a thing of the past could be in for some unpleasant surprises.


--------------------------------------------------------------------------------
Smith Barney Appreciation Fund Inc.                                            3

--------------------------------------------------------------------------------
 Historical Performance -- Class A Shares
--------------------------------------------------------------------------------

                         Net Asset Value
                        ------------------
                        Beginning    End     Income    Capital Gain    Total
Year Ended               of Year   of Year  Dividends  Distributions  Returns(1)
================================================================================
12/31/96                 $11.90    $12.85    $ 0.19       $ 1.14       19.25%
--------------------------------------------------------------------------------
12/31/95                  10.15     11.90      0.20         1.00       29.26
--------------------------------------------------------------------------------
12/31/94                  11.01     10.15      0.18         0.60       (0.77)
--------------------------------------------------------------------------------
12/31/93                  10.66     11.01      0.16         0.36        8.13
--------------------------------------------------------------------------------
12/31/92                  10.26     10.66      0.15         0.09        6.29
--------------------------------------------------------------------------------
12/31/91                   8.30     10.26      0.20         0.07       26.94
--------------------------------------------------------------------------------
12/31/90                   8.66      8.30      0.25         0.08       (0.27)
--------------------------------------------------------------------------------
12/31/89                   7.04      8.66      0.24         0.22       29.55
--------------------------------------------------------------------------------
12/31/88                   6.49      7.04      0.19         0.13       13.45
--------------------------------------------------------------------------------
12/31/87                   6.54      6.49      0.26         0.25        6.95
================================================================================
 Total                                       $ 2.02       $ 3.94
================================================================================

--------------------------------------------------------------------------------
 Historical Performance -- Class B Shares
--------------------------------------------------------------------------------

                         Net Asset Value
                        ------------------
                        Beginning    End     Income    Capital Gain    Total
Year Ended               of Year   of Year  Dividends  Distributions  Returns(1)
================================================================================
12/31/96                 $11.88    $12.81    $ 0.09       $ 1.14       18.29%
--------------------------------------------------------------------------------
12/31/95                  10.14     11.88      0.11         1.00       28.29
--------------------------------------------------------------------------------
12/31/94                  11.00     10.14      0.10         0.60       (1.53)
--------------------------------------------------------------------------------
12/31/93                  10.65     11.00      0.08         0.36        7.38
--------------------------------------------------------------------------------
Inception*--12/31/92      10.55     10.65      0.16         0.09        3.28+
================================================================================
 Total                                       $ 0.54       $ 3.19
================================================================================

--------------------------------------------------------------------------------
 Historical Performance -- Class C Shares
--------------------------------------------------------------------------------

                         Net Asset Value
                        ------------------
                        Beginning    End     Income    Capital Gain    Total
Year Ended               of Year   of Year  Dividends  Distributions  Returns(1)
================================================================================
12/31/96                 $11.88    $12.81    $ 0.10       $ 1.14       18.34%
--------------------------------------------------------------------------------
12/31/95                  10.14     11.88      0.11         1.00       28.29
--------------------------------------------------------------------------------
12/31/94                  11.00     10.14      0.11         0.60       (1.41)
--------------------------------------------------------------------------------
Inception*--12/31/93      10.99     11.00      0.08         0.36        4.09+
================================================================================
 Total                                       $ 0.40       $ 3.10
================================================================================

--------------------------------------------------------------------------------
 Historical Performance -- Class Y Shares
--------------------------------------------------------------------------------

                         Net Asset Value
                        ------------------
                        Beginning    End     Income    Capital Gain    Total
Year Ended               of Year   of Year  Dividends  Distributions  Returns(1)
================================================================================
Inception*--12/31/96     $12.10    $12.86    $ 0.22       $ 1.14       17.65%+
================================================================================


--------------------------------------------------------------------------------
4                                             1996 Annual Report to Shareholders

--------------------------------------------------------------------------------
 Historical Performance -- Class Z Shares
--------------------------------------------------------------------------------

                         Net Asset Value
                        ------------------
                        Beginning    End     Income    Capital Gain    Total
Year Ended               of Year   of Year  Dividends  Distributions  Returns(1)
================================================================================
12/31/96                 $11.91    $12.87    $ 0.23       $ 1.14       19.66%
--------------------------------------------------------------------------------
12/31/95                  10.16     11.91      0.23         1.00       29.52
--------------------------------------------------------------------------------
12/31/94                  11.02     10.16      0.22         0.60       (0.41)
--------------------------------------------------------------------------------
12/31/93                  10.66     11.02      0.18         0.36        8.47
--------------------------------------------------------------------------------
Inception*- 12/31/92      10.55     10.66      0.16         0.09        3.38+
================================================================================
Total                                        $ 1.02       $ 3.19
================================================================================

IT IS THE FUND'S POLICY TO DISTRIBUTE DIVIDENDS AND CAPITAL GAINS, IF ANY, ANNUALLY.

--------------------------------------------------------------------------------
 Average Annual Total Return
--------------------------------------------------------------------------------

                                          Without Sales Charge(1)
                             ---------------------------------------------------
                             Class A    Class B    Class C    Class Y    Class Z
================================================================================
Year Ended 12/31/96           19.25%     18.29%     18.34%       N/A      19.66%
--------------------------------------------------------------------------------
Five Years Ended 12/31/96     11.94        N/A        N/A        N/A        N/A
--------------------------------------------------------------------------------
Ten Years Ended 12/31/96      13.34        N/A        N/A        N/A        N/A
--------------------------------------------------------------------------------
Inception* through 12/31/96   12.08      12.93      12.02      17.65%+    14.12
================================================================================

                                          Without Sales Charge(2)
                             ---------------------------------------------------
                             Class A    Class B    Class C    Class Y    Class Z
================================================================================
Year Ended 12/31/96           13.26%     13.29%     17.34%       N/A      19.66%
--------------------------------------------------------------------------------
Five Years Ended 12/31/96     10.80        N/A        N/A        N/A        N/A
--------------------------------------------------------------------------------
Ten Years Ended 12/31/96      12.77        N/A        N/A        N/A        N/A
--------------------------------------------------------------------------------
Inception* through 12/31/96   11.87      12.77      12.02      17.65%+    14.12
================================================================================

--------------------------------------------------------------------------------
 Cumulative Total Return
--------------------------------------------------------------------------------

                                                        Without Sales Charge(1)
================================================================================
Class A (12/31/86 through 12/31/96)                              249.82%
--------------------------------------------------------------------------------
Class A (Inception* through 12/31/96)                          2,032.73
--------------------------------------------------------------------------------
Class B (Inception* through 12/31/96)                             65.72
--------------------------------------------------------------------------------
Class C (Inception* through 12/31/96)                             55.80
--------------------------------------------------------------------------------
Class Y (Inception* through 12/31/96)                             17.65+
--------------------------------------------------------------------------------
Class Z (Inception* through 12/31/96)                             73.09
================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and C shares.
(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.00%; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from initial purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
* The inception dates for Class A, B, C, Y and Z shares are March 10, 1970, November 6, 1992, February 4, 1993, January 30, 1996 and November 6, 1992, respectively.
+ Total return is not annualized, as it may not be representative of the total return for the year.

--------------------------------------------------------------------------------
Smith Barney Appreciation Fund Inc.                                            5

Smith Barney
Appreciation Fund Inc.

 [The following table was depicted as a line graph in the printed material]

Growth of $10,000 invested in Class A Shares of the Smith Barney Appreciation Fund Inc.
vs. the Standard & Poor's 500 Stock Index*

March 10, 1970 - December 31, 1996

     Smith Barney
     Appreciation Fund Inc.

     S&P 500 Index

                                                       January 1979:
                                             Hersh Cohen becomes the
                                            Portfolio Manager of the   [GRAPHIC]
                                                        Smith Barney
                                              Appreciation Fund Inc.

                                              Smith Barney       S&P 500
Date                                          Appreciation       Index        Return
1970    War in Cambodia escalates             10,995             10,583         5.83%

1971    Freeze on wages and prices            12,840             12,096        14.30%
        NASDAQ introduced

1972    Watergate break-in                    12,724             14,395        19.00%
        Nixon visits China

1973    OPEC oil embargo                       9,167             12,280       -14.69%

1974    Nixon resigns as President             6,903              9,030       -26.47%

1975    U.S. involvement in Vietnam ends       8,197             12,391        37.23%

1976    Bicentennial celebration               9,877             15,356        23.93%

1977    U.S. energy crisis                     9,521             14,257        -7.16%

1978    Genocide in Cambodia                  11,580             15,195         6.58%
        Camp David accords

1979    Three Mile Island disaster            16,790             18,021        18.60%
        Iran hostage crisis begins

1980    Reagan elected President              22,787             23,878        32.50%
        in landslide

1981    Assassination attempts on Reagan      23,214             22,703        -4.92%
        and Pope.  First space
        shuttle launch

1982    Worst U.S. recession in 40 years      28,717             27,596        21.55%

* Hypothetical illustration of $10,000 invested in Class A shares on March 10, 1970, assuming deduction of the maximum 5.00% sales charge at the time of investment and reinvestment of dividends and capital gains, if any, at net asset value through December 31, 1996. The Standard & Poor's 500 Index is an index composed of widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market. Figures for the index include reinvestment of dividends. The index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. The performance of the Fund's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or


--------------------------------------------------------------------------------
6                                             1996 Annual Report to Shareholders

For more than twenty-five years and through all market cycles, the Smith Barney Appreciation Fund has delivered consistent long-term growth.

--------------------------------------
    Average Annual Total Return of
the Smith Barney Appreciation Fund vs.
the S&P 500 Since Cohen Became Manager
       (Since January 31, 1979)

SB Appreciation Fund
  (Class A Shares)           S&P 500
       17.07%**               16.17%
--------------------------------------

                                                         Smith Barney         S&P 500
Date                                                     Appreciation         Index          Return
1983      Beirut bombing                                    35,317             33,822        22.56%

1984      Iran/Iraq conflict                                35,965             35,942         6.27%

1985      U.S. becomes debtor nation                        48,344             47,347        31.73%
          Gramm-Rudman Act

1986      Tax reform                                        57,929             56,182        18.66%
          Bombing of Libya

1987      Market correction                                 62,005             59,131         5.25%

1988      RJR Nabisco buyout                                70,290             68,924        16.56%

1989      Collapse of high-yield bond market                91,062             90,724        31.63%
          Berlin Wall falls

1990      Iraq invasion of Kuwait                           90,819             87,903        -3.11%

1991      U.S. recession                                   115,284            114,625        30.40%

1992      Riots in Los Angeles                             122,535            123,348         7.61%

1993      World Trade Center terrorist bombing             132,501            135,757        10.06%
          Passage of NAFTA

1994      Orange County bankruptcy                         131,480            137,535         1.31%

1995      Dow rises above 4000, then 5000                  169,945            189,152        37.53%

1996      Dow rises above 6500                             202,803            232,562        22.95%

    lesser sales charges and fees were incurred by shareholders investing in other classes. All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

** Please note that this figure assumes reinvestment of all dividends and capital gains distributions at net asset value and does not reflect deduction of the applicable sales charge with respect to Class A shares, which would have reduced the Fund's performance.


--------------------------------------------------------------------------------
Smith Barney Appreciation Fund Inc.                                            7

--------------------------------------------------------------------------------
 Schedule of Investments                                       December 31, 1996
--------------------------------------------------------------------------------

     SHARES                       SECURITY                            VALUE
================================================================================
COMMON STOCKS -- 86.9%
Aerospace -- 3.2%
        775,000  Allied Signal, Inc.                             $   51,925,000
        185,500  Boeing Co.+                                         19,732,563
        250,000  Lockheed Martin Corp.                               22,875,000
        300,000  Rockwell International Corp.                        18,262,500
--------------------------------------------------------------------------------
                                                                    112,795,063
--------------------------------------------------------------------------------
Airlines -- 0.8%
        135,000  AMR Corp.+ ++                                       11,896,875
        250,000  UAL Corp.++                                         15,625,000
--------------------------------------------------------------------------------
                                                                     27,521,875
--------------------------------------------------------------------------------
Auto-Parts & Accessories -- 0.6%
        325,000  Goodyear Tire & Rubber Co.                          16,696,875
        250,000  New Holland N.V.+ ++                                 5,218,750
--------------------------------------------------------------------------------
                                                                     21,915,625
--------------------------------------------------------------------------------
Automobile -- 2.0%
        500,000  Chrysler Corp.                                      16,500,000
        975,000  General Motors Corp.                                54,356,250
--------------------------------------------------------------------------------
                                                                     70,856,250
--------------------------------------------------------------------------------
Banking -- 6.0%
        920,000  Chase Manhattan Corp.                               82,110,000
      1,000,000  Fannie Mae                                          37,250,000
        150,000  First of America Bank Corp.                          9,018,750
        325,000  First Virginia Banks, Inc.                          15,559,375
        300,000  National City Corp.                                 13,462,500
        150,000  Union Planters Corp.                                 5,850,000
        175,000  Wells Fargo & Co.                                   47,206,250
--------------------------------------------------------------------------------
                                                                    210,456,875
--------------------------------------------------------------------------------
Beverage, Food and Tobacco -- 1.7%
        325,000  CPC International, Inc.                             25,187,500
        700,000  McDonalds Corp.                                     31,675,000
        100,000  Sara Lee Corp.                                       3,725,000
--------------------------------------------------------------------------------
                                                                     60,587,500
--------------------------------------------------------------------------------
Broadcasting -- 0.2%
        375,000  Scandinavian Broadcasting Systems++                  6,515,625
--------------------------------------------------------------------------------
Chemicals -- 3.3%
        575,000  E.I. du Pont de Nemours & Co.                       54,265,625
        500,000  Hercules, Inc.                                      21,625,000
      1,050,000  Olin Corp.                                          39,506,250
--------------------------------------------------------------------------------
                                                                    115,396,875
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
8                                             1996 Annual Report to Shareholders

--------------------------------------------------------------------------------
 Schedule of Investments (continued)                           December 31, 1996
--------------------------------------------------------------------------------

     SHARES                       SECURITY                            VALUE
================================================================================
Computer Software & Services -- 0.6%
        260,000  Microsoft Corp.++                               $   21,482,500
--------------------------------------------------------------------------------
Consumer Products -- 4.5%
        300,000  First Brands Corp.                                   8,512,500
        275,000  Gillette Co.+                                       21,381,250
        350,000  Kimberly-Clark Corp.                                33,337,500
        300,000  Mattel, Inc.                                         8,325,000
        800,000  Newell Co.                                          25,200,000
        275,000  Procter & Gamble Co.                                29,562,500
         50,700  Progressive Corp.                                    3,415,912
        100,000  Rubbermaid, Inc.                                     2,275,000
        475,000  Tyco International Ltd.                             25,115,625
--------------------------------------------------------------------------------
                                                                    157,125,287
--------------------------------------------------------------------------------
Diversified/Conglomerates -- 6.3%
      1,525,000  Eastman Kodak Co.                                  122,381,250
        515,000  Honeywell, Inc.                                     33,861,250
        350,000  Host Marriott Services Corp.++                       3,193,750
        750,000  Minnesota Mining & Manufacturing Co.                62,156,250
--------------------------------------------------------------------------------
                                                                    221,592,500
--------------------------------------------------------------------------------
Electrical Equipment -- 4.3%
        550,000  AMP, Inc.                                           21,106,250
        250,000  Emerson Electric Co.                                24,187,500
        675,000  General Electric Co.                                66,740,625
         75,000  Johnson Controls, Inc.                               6,215,625
        475,000  Texas Instruments, Inc.+                            30,281,250
--------------------------------------------------------------------------------
                                                                    148,531,250
--------------------------------------------------------------------------------
Entertainment & Leisure -- 1.7%
        100,000  Dick Clark Productions, Inc.++                       1,150,000
        400,000  Time Warner, Inc.                                   15,000,000
        600,000  Walt Disney Co.                                     41,775,000
--------------------------------------------------------------------------------
                                                                     57,925,000
--------------------------------------------------------------------------------
Environmental Control -- 2.1%
        775,000  IMC Global, Inc.                                    30,321,875
      1,300,000  WMX Technologies, Inc.                              42,412,500
--------------------------------------------------------------------------------
                                                                     72,734,375
--------------------------------------------------------------------------------
Financial Services -- 3.0%
        700,000  American Express Co.                                39,550,000
        425,000  Associates First Capital Corp.                      18,753,125
        200,000  Enron Corp.                                          8,625,000
        425,000  Household International, Inc.                       39,206,250
--------------------------------------------------------------------------------
                                                                    106,134,375
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney Appreciation Fund Inc.                                            9

--------------------------------------------------------------------------------
 Schedule of Investments (continued)                           December 31, 1996
--------------------------------------------------------------------------------

     SHARES                       SECURITY                            VALUE
================================================================================
Healthcare/Drugs/Hospital Supplies -- 11.1%
        800,000  Abbott Laboratories, Inc.                       $   40,600,000
        825,000  American Home Products Corp.                        48,365,625
        100,000  Amgen, Inc.++                                        5,437,500
        475,000  Bristol-Myers Squibb Co.                            51,656,250
        100,000  Forest Labs, Inc., Class A Shares++                  3,275,000
        375,000  Hillenbrand Industries, Inc.                        13,593,750
      1,275,000  Johnson & Johnson                                   63,431,250
      1,000,000  Merck and Co., Inc.                                 79,250,000
        200,000  SmithKline Beecham PLC                              13,600,000
        285,000  Unilever NV                                         49,946,250
        275,000  Warner Lambert Co.                                  20,625,000
--------------------------------------------------------------------------------
                                                                    389,780,625
--------------------------------------------------------------------------------
Insurance -- 6.9%
      2,050,000  Allstate Corp.                                     118,643,750
        250,000  American International Group, Inc.                  27,062,500
        850,000  Chubb Corp.                                         45,687,500
         10,000  CMAC Investment Corp.                                  367,500
        175,000  CNA Financial Corp.++                               18,725,000
        300,000  ITT Hartford Group, Inc.                            20,250,000
        331,700  Leucadia National Corp.                              8,872,975
--------------------------------------------------------------------------------
                                                                    239,609,225
--------------------------------------------------------------------------------
Machinery -- 1.3%
        515,000  Dal-Tile International Inc.                         10,493,125
        550,000  Kennametal, Inc.                                    21,381,250
        535,000  Stanley Works                                       14,445,000
--------------------------------------------------------------------------------
                                                                     46,319,375
--------------------------------------------------------------------------------
Metals -- 0.2%
        300,000  Battle Mountain Gold Co.                             2,062,500
        200,000  Homestake Mining Co.                                 2,850,000
--------------------------------------------------------------------------------
                                                                      4,912,500
--------------------------------------------------------------------------------
Office Equipment & Supplies -- 3.4%
        250,000  Electronic Data Systems Corp.                       10,812,500
        230,000  International Business Machines Corp.               34,730,000
      1,375,000  Xerox Corp.                                         72,359,375
--------------------------------------------------------------------------------
                                                                    117,901,875
--------------------------------------------------------------------------------
Oil-Domestic -- 1.8%
         75,000  Atlantic Richfield Co.                               9,937,500
         27,900  El Paso Natural Gas Co.                              1,408,950
         50,000  Exxon Corp.                                          4,900,000
         60,000  Newport News Shipbuilding Inc.                         900,000
        300,000  Tenneco, Inc.                                       13,537,500
        750,000  Union Pacific Resources Group, Inc.                 21,937,500
        450,000  USX-Marathon Group                                  10,743,750
--------------------------------------------------------------------------------
                                                                     63,365,200
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
10                                            1996 Annual Report to Shareholders

--------------------------------------------------------------------------------
 Schedule of Investments (continued)                           December 31, 1996
--------------------------------------------------------------------------------

     SHARES                       SECURITY                            VALUE
================================================================================
Oil-International -- 7.2%
        600,000  Amerada Hess Corp.                              $   34,725,000
      1,050,000  Amoco Corp.                                         84,525,000
        125,000  Ashland Inc.                                         5,484,375
        200,000  Chevron Corp.                                       13,000,000
        675,000  Mobil Corp.                                         82,518,750
        190,000  Royal Dutch Petroleum Co. ADR                       32,442,500
--------------------------------------------------------------------------------
                                                                    252,695,625
--------------------------------------------------------------------------------
Paper and Paper Products -- 0.8%
         75,000  Accent Color Sciences, Inc.++                          637,500
        150,000  Mead Corp.                                           8,718,750
        310,000  St. Joe Paper Co.                                   20,150,000
--------------------------------------------------------------------------------
                                                                     29,506,250
--------------------------------------------------------------------------------
Publishing -- 3.6%
        715,000  Gannett Co.                                         53,535,625
        425,000  Meredith Corp.                                      22,418,750
        950,000  New York Times Co., Class A Shares                  36,100,000
        225,000  Scholastic Corp.++                                  15,131,250
--------------------------------------------------------------------------------
                                                                    127,185,625
--------------------------------------------------------------------------------
Real Estate -- 0.1%
         30,000  General Reinsurance Corp.                            4,732,500
--------------------------------------------------------------------------------
Retail -- 2.6%
        200,000  Albertsons Inc.                                      7,125,000
        300,000  Gap, Inc.                                            9,037,500
        700,000  J.C. Penney, Inc.                                   34,125,000
      1,700,000  Wal-Mart Stores, Inc.                               38,887,500
--------------------------------------------------------------------------------
                                                                     89,175,000
--------------------------------------------------------------------------------
Technology -- 3.5%
        125,000  Chiron Corp.++                                       2,328,125
        675,000  Hewlett-Packard Co.                                 33,918,750
        500,000  Intel Corp.                                         65,468,750
        500,000  Thermo Electron Corp.                               20,625,000
--------------------------------------------------------------------------------
                                                                    122,340,625
--------------------------------------------------------------------------------
Telephone/Communications -- 4.1%
        550,000  American Telephone & Telegraph Corp.                23,925,000
        700,000  Bell Atlantic Corp.+                                45,325,000
        550,000  GTE Corp.                                           25,025,000
        243,063  Lucent Technologies, Inc.                           11,241,664
        500,000  SBC Communications, Inc.                            25,875,000
        900,000  Tele-Communications Inc., Class A Shares++          11,756,250
--------------------------------------------------------------------------------
                                                                    143,147,914
--------------------------------------------------------------------------------
                 TOTAL COMMON STOCKS
                 (Cost -- $2,033,483,191)                         3,042,243,314
================================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney Appreciation Fund Inc.                                           11

--------------------------------------------------------------------------------
 Schedule of Investments (continued)                           December 31, 1996
--------------------------------------------------------------------------------

      FACE
     AMOUNT                       SECURITY                            VALUE
================================================================================
REPURCHASE AGREEMENTS -- 13.1%
$   218,456,000  Chase Manhattan Bank, 6.500% due 1/2/97;
                 Proceeds at maturity -- $218,534,855;
                 (Fully collateralized by U.S. Treasury
                 Notes, 5.875% due 10/31/98; Market
                 value -- $223,091,440)                          $  218,456,000
    240,550,000  Goldman Sachs & Co., 6.520% due 1/2/97;
                 Proceeds at maturity -- $240,637,094;
                 (Fully collateralized by U.S. Treasury
                 Notes, 5.750% due 12/31/98; Market
                 value -- $245,464,198)                             240,550,000
--------------------------------------------------------------------------------
                 TOTAL REPURCHASE AGREEMENTS
                 (Cost -- $459,006,000)                             459,006,000
================================================================================
                 TOTAL INVESTMENTS -- 100%
                 (Cost -- $2,492,489,191*)                       $3,501,249,314
================================================================================

+   A portion of the security position is on loan (See Note 5).

++  Non-income producing security.

*   Aggregate cost for Federal income tax purposes is subtantially the same.

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
12                                            1996 Annual Report to Shareholders

--------------------------------------------------------------------------------
 Statement of Assets and Liabilities                           December 31, 1996
--------------------------------------------------------------------------------
ASSETS:
     Investments, at value (Cost -- $2,033,483,191)              $3,042,243,314
     Repurchase agreements (Cost -- $459,006,000)                   459,006,000
     Cash and cash equivalents                                       21,920,500
     Receivable for Fund shares sold                                  3,141,953
     Dividends and interest receivable                                4,538,729
--------------------------------------------------------------------------------
     Total Assets                                                 3,530,850,496
--------------------------------------------------------------------------------
LIABILITIES:
     Payable for securities loaned (Note 5)                          21,849,000
     Payable for securities purchased                                11,287,474
     Payable for Fund shares purchased                                5,665,792
     Dividends payable                                                2,836,744
     Investment advisory fees payable                                 1,303,497
     Distribution fees payable                                          522,221
     Administration fees payable                                        469,084
     Accrued expenses                                                   488,150
--------------------------------------------------------------------------------
     Total Liabilities                                               44,421,962
--------------------------------------------------------------------------------
Total Net Assets                                                 $3,486,428,534
================================================================================
NET ASSETS:
     Par value of capital shares                                 $      271,505
     Capital paid in excess of par value                          2,395,676,122
     Overdistributed net investment income                               (6,493)
     Accumulated net realized gain from security transactions        81,727,277
     Net unrealized appreciation of investments                   1,008,760,123
--------------------------------------------------------------------------------
Total Net Assets                                                 $3,486,428,534
================================================================================

Shares Outstanding:

     Class A                                                        163,392,466
     ---------------------------------------------------------------------------
     Class B                                                         88,543,916
     ---------------------------------------------------------------------------
     Class C                                                          1,990,958
     ---------------------------------------------------------------------------
     Class Y                                                          5,690,452
     ---------------------------------------------------------------------------
     Class Z                                                         11,887,327
     ---------------------------------------------------------------------------

Net Asset Value:

     Class A (and redemption price)                                       $12.85
     ---------------------------------------------------------------------------
     Class B*                                                             $12.81
     ---------------------------------------------------------------------------
     Class C**                                                            $12.81
     ---------------------------------------------------------------------------
     Class Y (and redemption price)                                       $12.86
     ---------------------------------------------------------------------------
     Class Z (and redemption price)                                       $12.87
     ---------------------------------------------------------------------------

Class A Maximum Public Offering Price Per Share
     (net asset value plus 5.26% of net asset value per share)            $13.53
================================================================================

* Redemption price is NAV of Class B shares reduced by a 5.00% CDSC if shares are redeemed within one year from initial purchase (See Note 2).

** Redemption price is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney Appreciation Fund Inc.                                           13

--------------------------------------------------------------------------------
 Statement of Operations                    For the Year Ended December 31, 1996
--------------------------------------------------------------------------------
INVESTMENT INCOME:
     Dividends                                                   $   59,369,747
     Interest                                                        22,572,945
     Less: Foreign withholding tax                                     (313,455)
--------------------------------------------------------------------------------
     Total Investment Income                                         81,629,237
--------------------------------------------------------------------------------
EXPENSES:
     Distribution fees (Note 2)                                      15,711,344
     Investment advisory fees (Note 2)                               14,352,911
     Administration fees (Note 2)                                     5,262,374
     Shareholder and system servicing fees                            3,423,628
     Shareholder communications                                         551,750
     Custody                                                            172,657
     Registration fees                                                  160,287
     Audit and legal                                                     47,598
     Directors' fees                                                     25,067
     Other                                                               67,133
--------------------------------------------------------------------------------
     Total Expenses                                                  39,774,749
--------------------------------------------------------------------------------
Net Investment Income                                                41,854,488
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS (NOTE 3):
     Realized Gain From Security Transactions
     (excluding short-term securities):
        Proceeds from sales                                       1,874,019,642
        Cost of securities sold                                   1,601,825,612
--------------------------------------------------------------------------------
     Net Realized Gain                                              272,194,030
--------------------------------------------------------------------------------
     Change in Net Unrealized Appreciation of Investments:
        Beginning of year                                           754,211,115
        End of year                                               1,008,760,123
--------------------------------------------------------------------------------
     Increase in Net Unrealized Appreciation                        254,549,008
--------------------------------------------------------------------------------
Net Gain on Investments                                             526,743,038
--------------------------------------------------------------------------------
Increase in Net Assets From Operations                           $  568,597,526
================================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
14                                            1996 Annual Report to Shareholders

--------------------------------------------------------------------------------
 Statements of Changes in Net Assets            For the Years Ended December 31,
--------------------------------------------------------------------------------

                                              1996                      1995
--------------------------------------------------------------------------------
OPERATIONS:
     Net investment income                    $    41,854,488   $    41,762,727
     Net realized gain                            272,194,030       276,898,722
     Increase in net unrealized appreciation      254,549,008       388,853,268
--------------------------------------------------------------------------------
     Increase in Net Assets From Operations       568,597,526       707,514,717
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income                        (42,986,059)      (43,641,495)
     Net realized gains                          (283,582,979)     (235,509,609)
--------------------------------------------------------------------------------
     Decrease in Net Assets From
        Distributions to Shareholders            (326,569,038)     (279,151,104)
--------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 6):
     Net proceeds from sale of shares             394,471,394       306,829,899
     Net asset value of shares issued for
        reinvestment of dividends                 308,650,791       269,686,363
     Cost of shares reacquired                   (525,373,906)     (495,067,915)
--------------------------------------------------------------------------------
     Increase in Net Assets From
        Fund Share Transactions                   177,748,279        81,448,347
--------------------------------------------------------------------------------
Increase in Net Assets                            419,776,767       509,811,960
NET ASSETS:
     Beginning of year                          3,066,651,767     2,556,839,807
--------------------------------------------------------------------------------
     End of year*                             $ 3,486,428,534   $ 3,066,651,767
================================================================================
*  Includes undistributed (overdistributed)
   net investment income of:                  $        (6,493)  $       467,289
================================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney Appreciation Fund Inc.                                           15

--------------------------------------------------------------------------------
 Notes to Financial Statements
--------------------------------------------------------------------------------

1. Significant Accounting Policies

The Smith Barney Appreciation Fund Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets; securities for which no sales price was reported are valued at bid price, or in the absence of a recent bid price, at the bid equivalent obtained from one or more of the major market makers in the securities; U.S. Government and Agency obligations are valued at the mean between the closing bid and asked prices on each day; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates market value;
(d) dividend income is recorded on the ex-dividend date; foreign dividends are recorded on the earlier of the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after excercising reasonable due diligence; (e) interest income is recorded on the accrual basis;
(f) dividends and distributions to shareholders are recorded on the ex-dividend date; (g) gains or losses on the sale of securities are calculated by using the specific identification method; (h) direct expenses are charged to each class; management fees and general fund expenses are allocated on the basis of relative net assets; (i) the accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (j) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (k) the character of income and gains distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At December 31, 1996, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change; and (l) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2. Management Agreement
   and Other Transactions

Smith Barney Mutual Funds Management Inc. ("SBMFM"), a subsidiary of Smith Barney Holdings Inc. ("SBH"), acts as investment adviser of the Fund. The Fund pays SBMFM an investment advisory fee calculated at the annual rate of 0.55% on the Fund's average daily net assets up to $250 million; 0.513% on the next $250 million; 0.476% on the next $500 million; 0.439% on the next $1 billion; 0.402% on the next $1 billion; and 0.365% on average daily net assets in excess of $3 billion. This fee is calculated daily and paid monthly.

SBMFM also serves as the Fund's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% on the Fund's average daily net assets up to $250 million; 0.187% on the next $250 million; 0.174% on the next $500 million; 0.161% on the next $1 billion; 0.148% on the next $1 billion and 0.135%


--------------------------------------------------------------------------------
16                                            1996 Annual Report to Shareholders

--------------------------------------------------------------------------------
 Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

on the average daily net assets in excess of $3 billion. This fee is calculated daily and paid monthly.

Smith Barney Inc. ("SB"), another subsidiary of SBH, acts as distributor of Fund shares and primary broker for its portfolio agency transactions. For the year ended December 31, 1996, SB received brokerage commissions of $685,248 and sales charges of approximately $1.8 million on sales of the Fund's Class A shares.

There is a contingent deferred sales charge ("CDSC") of 5.00% on Class B shares, which applies if redemption occurs within one year from initial purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. In addition, Class A shares have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge. For the year ended December 31, 1996, CDSCs paid to SB were approximately:

                                   Class A           Class B           Class C
================================================================================
CDSCs                              $11,000          $1,512,000          $6,000
================================================================================

Pursuant to a Distribution Plan, the Fund pays a service fee with respect to its Class A, B and C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. In addition, the Fund also pays a distribution fee with respect to Class B and C shares calculated at the annual rate of 0.75% of the average daily net assets for each class. For the year ended December 31, 1996, total Distribution Plan fees were as follows:

                                   Class A           Class B           Class C
================================================================================
Distribution Plan Fees          $5,002,144         $10,505,436        $203,764
================================================================================

All officers and one Director of the Fund are employees of SB.

3. Investments

During the year ended December 31, 1996, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                      $1,740,358,580
--------------------------------------------------------------------------------
Sales                                                           1,874,019,642
================================================================================

At December 31, 1996, the aggregate gross unrealized appreciation and depreciation of investments were as follows:

================================================================================
Gross unrealized appreciation                                  $1,016,334,129 *
Gross unrealized depreciation                                      (7,574,006)*
--------------------------------------------------------------------------------
Net unrealized appreciation                                    $1,008,760,123 *
================================================================================
*  Substantially the same for Federal income tax purposes.

4. Repurchase Agreements

The Fund purchases (and its custodian take possession of) U.S. Government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

5. Lending of Portfolio Securities

The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations, and receives a lenders fee, which is shared 60% by the Fund and 40% by the custodian. Fees earned by the Fund on securities lending are recorded in interest income. Loans of securities by the Fund are collateralized by cash, U.S. Government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary between 2% and 5% depending on the type of securities loaned. The custodian establishes and maintains the collateral in a


--------------------------------------------------------------------------------
Smith Barney Appreciation Fund Inc.                                           17

--------------------------------------------------------------------------------
 Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

segregated account. The Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral.

At December 31, 1996, the Fund loaned common stocks having a value of approximately $21,291,188 and received cash collateral of $21,849,000 for the loan.

6. Capital Shares

At December 31, 1996, the Fund had one billion shares of capital stock authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights except that each class bears expenses specifically related to the distribution of its shares.

At December 31, 1996, total paid-in capital amounted to the following for each class:

                                                                    Amount
================================================================================
Class A                                                         $1,316,247,236
--------------------------------------------------------------------------------
Class B                                                            855,499,368
--------------------------------------------------------------------------------
Class C                                                             23,734,409
--------------------------------------------------------------------------------
Class Y                                                             72,895,480
--------------------------------------------------------------------------------
Class Z                                                            127,571,134
================================================================================

Transactions in shares of each class were as follows:

                                          Year Ended                    Year Ended
                                       December 31, 1996*            December 31, 1995**
                                  --------------------------    --------------------------
                                    Shares         Amount         Shares        Amount
==========================================================================================
Class A
Shares sold                        9,260,907   $ 117,695,953     7,620,507   $  89,452,092
Shares issued on reinvestment     15,028,456     194,134,793    14,668,264     174,069,009
Shares redeemed                  (23,277,287)   (296,148,846)  (26,276,992)   (300,583,374)
------------------------------------------------------------------------------------------
Net Increase (Decrease)            1,012,076   $  15,681,900    (3,988,221)  $ (37,062,273)
==========================================================================================
Class B
Shares sold                       14,063,585   $ 177,522,362    14,923,988   $ 177,804,234
Shares issued on reinvestment      7,590,786      97,239,506     6,941,401      81,718,744
Shares redeemed                  (16,308,833)   (206,058,028)  (13,719,120)   (161,328,324)
------------------------------------------------------------------------------------------
Net Increase                       5,345,538   $  68,703,840     8,146,269   $  98,194,654
==========================================================================================
Class C
Shares sold                        1,107,577   $  14,081,521     1,074,749   $  12,534,789
Shares issued on reinvestment        170,128       2,180,889        94,795       1,116,130
Shares redeemed                     (520,423)     (6,647,865)     (432,791)     (4,957,997)
------------------------------------------------------------------------------------------
Net Increase                         757,282   $   9,614,545       736,753   $   8,692,922
==========================================================================================
Class Y
Shares sold                        5,690,452   $  72,895,480       973,805   $  12,162,013
Shares issued on reinvestment           --              --          13,581         161,209
Shares redeemed                         --              --        (987,386)    (12,189,962)
------------------------------------------------------------------------------------------
Net Increase                       5,690,452   $  72,895,480          --     $     133,260
==========================================================================================
Class Z
Shares sold                          982,703   $  12,276,078     1,316,558   $  14,876,771
Shares issued on reinvestment      1,164,767      15,095,603     1,060,434      12,621,271
Shares redeemed                   (1,289,446)    (16,519,167)   (1,345,826)    (16,008,258)
------------------------------------------------------------------------------------------
Net Increase                         858,024   $  10,852,514     1,031,166   $  11,489,784
==========================================================================================

* For Class Y shares, transactions are for the period from January 30, 1996 (inception date) to December 31, 1996.

** For Class Y shares, transactions are for the period from October 13, 1995 to November 27, 1995.


--------------------------------------------------------------------------------
18                                            1996 Annual Report to Shareholders

--------------------------------------------------------------------------------
 Financial Highlights
--------------------------------------------------------------------------------

For a share of each class of capital stock outstanding throughout each year:

Class A Shares                               1996           1995(1)              1994           1993(1)              1992
===========================================================================================================================
Net Asset Value, Beginning of Year           $11.90           $10.15             $11.01           $10.66             $10.26
---------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                        0.19             0.20               0.16             1.15               0.18
  Net realized and unrealized gain (loss)      2.09             2.75              (0.24)            0.72               0.46
---------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations            2.28             2.95              (0.08)            0.87               0.64
---------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                       (0.19)           (0.20)             (0.18)           (0.16)             (0.15)
  Net realized gains                          (1.14)           (1.00)             (0.60)           (0.36)             (0.09)
---------------------------------------------------------------------------------------------------------------------------
Total Distributions                           (1.33)           (1.20)             (0.78)           (0.52)             (0.24)
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                 $12.85           $11.90             $10.15           $11.01             $10.66
---------------------------------------------------------------------------------------------------------------------------
Total Return                                  19.25%           29.26%             (0.77)            8.13%              6.29%
---------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)           $2,100,275      $ 1,932,573         $1,689,268       $1,579,248         $1,712,411
---------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                     1.00%            1.02%              1.02%            1.03%              0.88%
  Net investment income                        1.52             1.71               1.61             1.35               1.58
---------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                          62%              57%                52%              52%                21%
---------------------------------------------------------------------------------------------------------------------------
Average commissions per share
  paid on equity transactions (2)            $ 0.06           $ 0.06                --               --                 --
===========================================================================================================================

Class B Shares                               1996           1995(1)              1994           1993(1)              1992(1)(3)
===========================================================================================================================
Net Asset Value Beginning of Year            $11.88           $10.14             $11.00           $10.65             $10.55
---------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                        0.08             0.11               0.13             0.06               0.01
  Net realized and unrealized gain (loss)      2.08             2.74              (0.29)            0.73               0.34
---------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations            2.16             2.85              (0.16)            0.79               0.35
---------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                       (0.09)           (0.11)             (0.10)           (0.08)             (0.16)
  Net realized gains                          (1.14)           (1.00)             (0.60)           (0.36)             (0.09)
---------------------------------------------------------------------------------------------------------------------------
Total Distributions                           (1.23)           (1.11)             (0.70)           (0.44)             (0.25)
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                 $12.81           $11.88             $10.14           $11.00             $10.65
---------------------------------------------------------------------------------------------------------------------------
Total Return                                  18.29%           28.29%             (1.53)            7.38%              3.28%++
---------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)           $1,134,419          988,069         $  761,000       $1,285,966         $1,122,249
---------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                     1.78%            1.77%              1.80%            1.83%              1.82%+
  Net investment income                        0.74             0.96               0.83             0.56               0.64+
---------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                          62%              57%                52%              52%                21%
---------------------------------------------------------------------------------------------------------------------------
Average commissions per share
  paid on equity transactions (2)            $ 0.06           $ 0.06                --               --                 --
===========================================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method, which more appropriately presents per share data for this year since the use of the undistributed income method did not accord with the results of operations.

(2) As of September 1995, the SECinstituted new guidelines requiring the disclosure of average commissions per share.

(3) For the period from November 6, 1992 (inception date) to December 31, 1992.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+   Annualized.


--------------------------------------------------------------------------------
Smith Barney Appreciation Fund Inc.                                           19

--------------------------------------------------------------------------------
 Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of capital stock outstanding throughout each year:

                                                                                                Class Y
                                                          Class C Shares                        Shares
                                         -----------------------------------------------       ---------
                                           1996       1995(1)        1994      1993(1)(2)      1996(1)(3)
========================================================================================================
Net Asset Value, Beginning of Year       $ 11.88      $ 10.14       $11.00       $10.99         $ 12.10
--------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                     0.09         0.11         0.10         0.07            0.23
  Net realized and unrealized gain (loss)   2.08         2.74        (0.25)        0.38            1.89
--------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations         2.17         2.85        (0.15)        0.45            2.12
--------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                    (0.10)       (0.11)       (0.11)       (0.08)          (0.22)
  Net realized gains                       (1.14)       (1.00)       (0.60)       (0.36)          (1.14)
--------------------------------------------------------------------------------------------------------
Total Distributions                        (1.24)       (1.11)       (0.71)       (0.44)          (1.36)
--------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year             $ 12.81      $ 11.88       $10.14       $11.00         $ 12.86
--------------------------------------------------------------------------------------------------------
Total Return                               18.34%       28.29%       (1.41)        4.09%++        17.65%++
--------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)           $25,505      $14,653       $5,040       $2,214         $73,196
--------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                  1.77%        1.77%        1.66%        1.68%+          0.66%+
  Net investment income                     0.75         0.96         0.98         0.71+           2.06+
--------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                       62%          57%          52%          52%             62%
--------------------------------------------------------------------------------------------------------
Average commissions per share
  paid on equity transactions(4)         $  0.06      $  0.06          --            --         $  0.06
========================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method, which more appropriately presents per share data for this year since the use of the undistributed income method did not accord with results of operations.

(2) For the period from February 4, 1993 (inception date) to December 31, 1993.

(3) For the period from January 30, 1996 (inception date) to December 31, 1996.

(4) As of September 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+   Annualized.


--------------------------------------------------------------------------------
20                                            1996 Annual Report to Shareholders

--------------------------------------------------------------------------------
 Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of capital stock outstanding throughout each year:

Class Z Shares                                 1996          1995(1)           1994          1993(1)          1992(2)
====================================================================================================================
Net Asset Value, Beginning of Year            $11.91         $10.16           $11.02         $10.66           $10.55
--------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                         0.24           0.23             0.20           0.19             0.03
  Net realized and unrealized gain (loss)       2.09           2.75            (0.24)          0.71             0.33
--------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations             2.33           2.98            (0.04)          0.90             0.36
--------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                        (0.23)         (0.23)           (0.22)         (0.18)           (0.16)
  Net realized gains                           (1.14)         (1.00)           (0.60)         (0.36)           (0.09)
--------------------------------------------------------------------------------------------------------------------
Total Distributions                            (1.37)         (1.23)           (0.82)         (0.54)           (0.25)
--------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                  $12.87         $11.91           $10.16         $11.02           $10.66
--------------------------------------------------------------------------------------------------------------------
Total Return                                   19.66%         29.52%           (0.41)%         8.47%            3.38%++
--------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)              $153,034       $131,357         $101,532       $157,876         $151,427
--------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                      0.64%          0.77%            0.64%          0.66%            0.80%+
  Net investment income                         1.88           1.96             1.99           1.73             1.66+
--------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                           62%            57%              52%            52%              21%
--------------------------------------------------------------------------------------------------------------------
Average commissions per share
  paid on equity transactions(3)               $0.06          $0.06              --             --               --
====================================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method, which more appropriately presents per share data for this year since the use of the undistributed income method did not accord with results of operations.

(2) For the period from November 6, 1992 (inception date) to December 31, 1992.

(3) As of September 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+   Annualized.


--------------------------------------------------------------------------------
Smith Barney Appreciation Fund Inc.                                           21

--------------------------------------------------------------------------------
 Independent Auditors' Report
--------------------------------------------------------------------------------

The Shareholders and Board of Directors of
Smith Barney Appreciation Fund Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Smith Barney Appreciation Fund Inc. as of December 31, 1996, the related statement of operations for the year then ended, and the statements of changes in net assets and financial highlights for each of the years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the three-year period ended December 31, 1994 were audited by other auditors whose report thereon, dated February 8, 1995, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian. As to securities purchased but not received, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Smith Barney Appreciation Fund Inc. as of December 31, 1996, the results of its operations for the year then ended, and the changes in its net assets and financial highlights for each of the years in the two-year period then ended, in conformity with generally accepted accounting principles.

                                             /s/ KPMG Peat Marwick LLP

New York, New York
February 13, 1997


--------------------------------------------------------------------------------
22                                            1996 Annual Report to Shareholders

--------------------------------------------------------------------------------
 Tax Information (unaudited)
--------------------------------------------------------------------------------

The amount of long-term capital gains paid by the Fund to its shareholders for the fiscal year ended December 31, 1996, was $197,702,960.

The Fund designates 45.74% of the ordinary dividends paid during the fiscal year ended December 31, 1996 as qualifying for the corporate dividends received deduction.


--------------------------------------------------------------------------------
Smith Barney Appreciation Fund Inc.                                           23

                      [This page intentionally left blank]

SMITH BARNEY
APPRECIATION FUND INC.


Directors
Herbert Barg
Alfred Bianchetti
Martin Brody
Dwight Crane
Burt N. Dorsett
Elliot S. Jaffe
Stephen Kaufman
Joseph McCann
Heath B. McLendon, Chairman
Cornelius C. Rose, Jr.


OFFICERS
Heath B. McLendon
Chief Executive Officer

Jessica M. Bibliowicz
President

Lewis E. Daidone
Senior Vice President and Treasurer

Harry D. Cohen
Vice President and Investment Officer

Thomas M. Reynolds
Controller

Christina T. Sydor
Secretary


INVESTMENT MANAGER
Smith Barney Mutual Funds Management Inc.


DISTIBUTORS
Smith Barney Inc.
PFS Distributors, Inc.


CUSTODIAN
PNC Bank, N.A.


SHAREHOLDER SERVICING AGENT
First Data Investor Services Group, Inc.
P.O. Box 9134
Boston, MA 02205-9134


This report is submitted for
the general information of the
shareholders of Smith Barney
Appreciation Fund Inc. It is
not authorized for
distribution to prospective
investors unless accompanied
or preceded by an effective
prospectus for the Fund, which
contains information
concerning the Fund's
investment policies and
expenses as well as other
pertinent information.


SMITHBARNEY

A Member of TravelersGroup [LOGO]

SMITH BARNEY APPRECIATION FUND INC.
SMITH BARNEY MUTUAL FUNDS
388 Greenwich Street
New York, New York 10013

FD0312 2/97